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                                   EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement No. 333-98843 of Winton Financial Corporation on Form S-8 of our report dated March 13, 2004, included in this Annual Report on Form 11-K of The Winton Savings and Loan Co. 401(k) Profit Sharing Plan for the year ended September 30, 2003.

/s/Flagel, Huber, Flagel & Co.

Cincinnati, Ohio
April 19, 2004

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